UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 7, 2010

Spark Networks, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32750	20-8901733
(Commission File Number)	(IRS Employer Identification No.)

8383 Wilshire Boulevard, Suite 800, Beverly Hills, California	90211
(Address of Principal Executive Offices)	(Zip Code)

(323) 658-3000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting of Stockholders on June 7, 2010, the stockholders of Spark Networks, Inc. (the “Company”) approved an amendment to the Company’s Certificate of Incorporation to declassify the structure of the board of directors. Article VII, Section 2 of the Certificate of Incorporation was amended so that members of the board of directors will be elected annually for a one-year term. The Amended and Restated Certificate of Incorporation was filed with the Delaware Secretary of State on June 7, 2010 and is attached hereto as Exhibit 3.1.

As a result of the amendment to the Certificate of Incorporation, effective June 7, 2010, the Company’s Board of Directors also amended Sections 3.2(B) and 3.6 of the Company’s Amended and Restated Bylaws to reflect the absence of a classified board of directors. The Bylaws, as amended, are attached hereto as Exhibit 3.2.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on June 7, 2010. For more information about the proposals set forth below, please see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2010. The final voting results on each of the matters submitted to a vote of stockholders were as follows:

Proposal No. 1: To approve an amendment to the Company’s Certificate of Incorporation to declassify the structure of the board of directors. The proposal was approved by a vote of the stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,993,721	366,562	0	0

Proposal No. 2: To elect the Company’s Board of Directors. Stockholders elected, by a plurality of the votes cast, each of the five nominees to the Board of Directors, to serve until the Company’s 2011 annual meeting of stockholders or until their respective successors have been elected, as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Adam S. Berger	14,191,023	741,872	3,427,388
Benjamin Derhy	14,191,023	741,872	3,427,388
Thomas G. Stockham	14,191,023	741,872	3,427,388
Jonathan B. Bulkeley	13,039,491	1,893,404	3,427,388
Michael A. Kumin	12,569,515	2,363,380	3,427,388

Proposal No. 3: To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,618,611	741,672	0	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1	Amended and Restated Certificate of Incorporation as filed with the Delaware Secretary of State on June 7, 2010.

3.2	Amended and Restated Bylaws, as amended effective June 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARK NETWORKS, INC.

Date: June 7, 2010

	By:	/s/ BRETT ZANE
	Name:	Brett Zane
	Title:	Chief Financial Officer